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MR. DANIEL F. DUCHOVNY
OFFICE OF MERGERS AND ACQUISITIONS
DIVISION OF CORPORATION FINANCE
U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

                      September 1, 2005

Re:	USHEALTH Group, Inc. Amended Schedule 13E-3, filed on June 29, 2005 File No. 005-34630

Dear Mr. Duchovny:

On behalf of Special Situations Holdings, Inc.—Westbridge ("SSH"), CAA Acquisition Corp. ("CAA"), Credit Suisse First Boston Management LLC ("Management LLC"), Credit Suisse, a Swiss bank (successor through merger to the former Credit Suisse First Boston Bank, "Credit Suisse") and Mr. Benjamin Cutler ("Mr. Cutler," and, together with SSH, CAA, Management LLC and Credit Suisse, the "Filing Persons"), we are responding to the specific comments of the staff (the "Staff") of the Securities and Exchange Commission (the "Commission") raised in your letter dated July 7, 2005, with respect to the amended Schedule 13E-3 filed with the Commission on June 22, 2005 (the "Schedule 13E-3") relating to USHEALTH Group, Inc. ("USHEALTH" or the "Company"). We are responding to the Staff's comments numbered 1 to 13. The Company has filed its response to the Staff's comment number 14 in a separate letter addressed to you and has filed an amendment No. 2 on Form 10-K/A in response to the Staff's comments.

The Staff's comments numbered 1 to 13 are set forth in their entirety in italicized type in this letter. The responses of the Filing Persons immediately follow each of the Staff's comments and/or are set forth in Amendment No. 2 to the Schedule 13E-3 ("Amendment No. 2") filed today with the Commission.

SCHEDULE 13E-3

1
We note your response to comment 1 in our prior letter. Your response does not address the terms of Mr. Cutler's employment agreement as it relates to his ability to obtain an equity stake in the company after the merger. Although you note that Mr. Cutler's employment agreement currently allows him to earn shares equal to 15% of outstanding equity, it is unclear whether this will be possible after the acquisition. Please explain. Further to the issue of whether Mr. Cutler should be a filing person on the Schedule 13E-3, we consider officers and directors of the issuer to be affiliates. We focus on the extent of such affiliates' equity interest in the issuer after the relevant transaction in determining "engagement." Please review Section II.D.3 of the Division of Corporation Finance's "Current Issues and Rulemaking Projects" outlining (November 14, 2000), available on our Web site at www.sec.gov., before providing your revised analysis.

Response to Comment No. 1:

We have added Mr. Cutler as a filing person. With respect to Mr. Cutler's ability to obtain an equity stake in the Company after the merger, the requested disclosure has been provided on pages i, ii, 1 and 6 of Amendment No. 2.

2
We note your response to comment 2. We continue to believe that Credit Suisse First Boston should be added as a filing person on the Schedule 13E-3. In this regard, CSFB controls the issuer indirectly through its intermediaries, which results in CSFB being an affiliate engaged in this transaction. Please add CSFB as a filing person on Schedule 13E-3 or provide us with additional information that supports your stated position, including the extent of CSFB's involvement in the daily operations of its intermediaries, whether the intermediaries have a business purpose and operations other than holding the securities of the issuer, whether the intermediaries' board of directors are made up of directors independent of CSFB and the boards are in fact independent from CSFB. We note additionally that all but one of the executive officers, directors or managers of the filing persons and the persons controlling the filing persons appear to also hold positions with CSFB or its affiliates.

Response to Comment No. 2:

We have added Credit Suisse as a filing person.

3
We note your increase of the December 31, 2004 shares outstanding by expected option grants from approximately 51 million shares to approximately 72 million shares (an increase of approximately 40%). Please tell us the number of options granted to date during 2005. Also, explain the apparent discrepancy between this estimate of options to be granted, on the one hand, and your disclosure that an additional pool of 20% of your shares (or approximately 10 million shares) would be reserved for issuance to management and your response to comment 1 that the pool of reserved shares would in fact be distributed among numerous employees. Has the reserved pool amount more than doubled?

Response to Comment No. 3:

The requested disclosure has been provided on pages 8-9 of Amendment No. 2. As disclosed in Amendment No. 1, in addition to the 10% of the Company's shares issuable to Mr. Cutler pursuant to his employment agreement, employees recommended by management and approved by the Board of Directors (or a designated committee thereof) will be entitled to participate in an additional equity pool of 20% of the fully diluted shares of the Company to be reserved for options and/or other equity awards. The number of shares outstanding of the Company's common stock is expected to increase in 2005 due to such expected issuance of 21,608,586 options (and/or other equity awards) to Mr. Cutler, management and sales staff. To date during 2005, no options have been granted by the Company. Because shares currently owned by affiliates of Credit Suisse account for 93% of the equity of the Company, and Credit Suisse's affiliates intend to acquire the remaining shares of common stock of the Company owned by nonaffiliated stockholders of the Company, new shares must be issued for the options, as illustrated in the table set forth below:

	Pre Grant		Post Grant
	Shares	Ownership	Shares	Ownership
Credit Suisse	47,210,376	93.0%	50,420,035	70.0%
Public	3,209,659	6.3%	0	0.0%
Employees	343,791	0.7%	14,405,724	20.0%
CEO	0	—	7,202,862	10.0%

Total	50,763,826	100.0%	72,028,622	100.0%

4
Please explain the significance of the enterprise value concept and describe how it is determined. Also, disclose the source for your EBITDA estimates for the comparable companies for 2005.

Response to Comment No. 4:

The requested disclosure has been provided on pages 8-9 of Amendment No. 2.

We have disclosed that EBITDA estimates for the comparable companies were obtained from FactSet information service and Institutional Brokers' Estimate System.

5
Explain why your list of comparable companies is different for each analysis.

Response to Comment No. 5:

In response to the Staff's comments numbered 5 to 9, management of SSH ("SSH Management") has updated all values using the most recently available financial information reported by the Company for the twelve months ended March 31, 2005, instead of the 2004 figures provided originally, and updated all public market prices as of July 15, 2005. Furthermore, SSH Management has provided a consistent set of comparable companies.

Previously, the lists of comparable companies differed by analysis technique due in part to a lack of availability of certain financial information including forward estimates. With respect to the EBITDA multiple valuation, the forward estimates for EBITDA multiples for 2005 were only generally available for the companies listed in such analysis. The companies used in the net book value multiple valuation were those considered by the Filing Persons to be the actual companies most comparable to USHEALTH even though the Filing Persons could not obtain forward estimates for EBITDA multiples for such companies. Regarding the earnings multiple valuation, the Filing Persons added companies to the list of those selected for the net book value multiple valuation (except Ceres Group which did not have any earnings in 2004) to enlarge the pool of comparable companies.

In response to the Staff's comments, the analyses now provide data using a consistent set of comparable companies. For the convenience of public stockholders who have already seen the initial lists of comparable companies, the Filing Persons are also providing valuation analyses in Amendment No. 2 updated with the most recent values using the initial set of comparable companies.

There have been no material changes to the valuation analyses as a result of the updated financial information. The Filing Persons are only supplementing their original valuation in response to the Staff's comments; however, their basic valuations as well as the Filing Persons' opinion as to the fairness of the merger, remain consistent with the original Schedule 13E-3, filed April 18, 2005, as amended.

As discussed above, subsequent to the original filing of the Schedule 13E-3, SSH Management updated the calculations to reflect more recent financial information and public equity pricing. The results of the analyses for both the original filing of the Schedule 13E-3 and the updated analyses are shown in the summary valuation table set forth immediately below:

Comparison Using Original Comparables Set
	Equity Price per Share
Methodology	2004	LTM 3/31/05
Multiple of LTM 3/31/05 EBITDA	$0.34	$0.18
Multiple of 2005E EBITDA	$0.16	$0.19
Multiple of Book Value	$0.21	$0.16
Multiple of Expected Earnings	$0.28	$0.35

Average	$0.25	$0.22

6
Please explain the use of the return on equity concept in terms that an average investor may understand. Also, revise the second table in this section to show how you arrived at the equity value per share based on the other components of the table.

Response to Comment No. 6:

The requested disclosure has been provided on pages 11-14 of Amendment No. 2.

7
We reissue the last sentence of comment 13. Tell us what consideration you gave to providing a more recent calculation of net book value.

Response to Comment No. 7:

In response to the Staff's comment, SSH Management has updated all values using the most recently available financial information reported by the Company for the twelve months ended March 31, 2005, instead of the 2004 figures provided originally, and updated all public market prices as of July 15, 2005.

8
Explain the significance of the enterprise value and describe how it is calculated. Also, list the source of the EBITDA multiples in 2004 and 2005E and describe how you arrived at the multiples.

Response to Comment No. 8:

Please see the responses of the Filing Persons to the Staff's comment number 4 herein.

9
Explain how you determined the return on equity for each comparable company. Also explain how you arrived at your equity value per share of $0.21.

Response to Comment No. 9:

Please see the responses of the Filing Persons to the Staff's comment number 6 herein.

10
Disclose the source for your earnings per share estimates for the comparable companies for 2005.

Response to Comment No. 10:

FactSet information service and Institutional Brokers' Estimate System are the sources for earnings per share estimates for the comparable companies for 2005.

11
Please show the equity value per share as of December 31, 2004 or explain in your disclosure why such information is not relevant.

Response to Comment No. 11:

The requested disclosure has been provided on page 14 of Amendment No. 2.

12
We reissue comment 17. Please disclose the statement of your counsel to the Staff that SSH management believed a liquidation analysis would have resulted in an amount that is less than the company's going concern value.

Response to Comment No. 12:

The requested disclosure has been provided on page 17 of Amendment No. 2.

13
Refer to prior comment 20. Please revise your disclosure to describe the consideration given by the filing persons to historical and current trading prices.

Response to Comment No. 13:

The requested disclosure has been provided on page 19 of Amendment No. 2.

  We would appreciate receiving any comments you may have concerning the foregoing responses and Amendment No. 2 at your earliest convenience. We would also like to request a conference call to discuss any further comments you may have. If you have any questions, please contact the undersigned at (212) 424-9034.

Very truly yours,
/s/ MARK E. PALMER Mark E. Palmer, Esq.
cc:	Mr. Alan Freudenstein Mr. Gregory Grimaldi Mina Yu, Esq. Dana Troetel, Esq. Mr. Benjamin M. Cutler Patrick H. O'Neill, Esq. Robert Reder, Esq.

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SCHEDULE 13E-3